Redeemable Convertible Preferred Stock	6 Months Ended
Jun. 30, 2026
OHB Pediatrics Ltd [Member]
Redeemable convertible preferred stock [Line Items]
Redeemable convertible preferred stock
Note 7. Redeemable convertible preferred stock
On April 16, 2026, the Company completed its Series A Financing pursuant to a Subscription Agreement with certain investors, under which such investors subscribed for an aggregate of 32,500,000 Series A redeemable convertible preferred shares at a subscription price of $1.00 per share, subject to the customary terms and conditions. As of June 30, 2026, there were 32,500,000 shares issued and outstanding, with a liquidation preference of $32,500. The Series A Subscription Agreement provides certain lead investors with rights to participate in a future private investment in public equity (“PIPE”) financing resulting from a qualifying transaction. The Series A Preferred Stock is redeemable upon a deemed liquidation event and classified within mezzanine equity as the circumstances that could lead to deemed liquidation are not solely within the control of the Company and the limited exception from temporary equity is not applicable. The Company’s Series A redeemable convertible preferred stock was recorded based on issuance date proceeds net of the issuance costs incurred. The rights, preferences, and privileges of the Series A Preferred Stock are set forth in the Company’s amended Articles of Association and summarized below.
Dividends
Dividends on Series A Preferred Stock are payable only out of Available Profits that the Company elects to distribute. Any distribution is applied first to the deferred shares then pro rata among holders of Series A Preferred Stock and common stock (together, “Equity Shares”) based on their holdings, with the remainder paid to common stockholders pro rata to their Equity Shares. No dividends have been declared to date.

Convertibility
Each Series A share is convertible into common stock at the holder’s option at any time after nine months from April 16, 2026, by written notice, unless the Company has entered into a definitive agreement for a qualifying transaction. All Series A shares convert automatically into common stock upon the earlier of (a) a conversion notice from the majority of Series A holders, or (b) immediately prior to a Qualifying IPO (an IPO raising at least $50,000 in new common stock at a price of at least $1.20 per share).
Liquidation Preference
Upon a Deemed Liquidation Event, holders of Series A Preferred Stock are entitled to receive, in preference to common stockholders, the greater of (a) the original issue price plus any declared but unpaid dividends, or (b) the amount payable had the Series A shares been converted to common stock immediately prior to the event. A Deemed Liquidation Event includes a change-of-control sale or a sale of substantially all of the Company’s assets.
In connection with the Series A Financing, the Company also entered into a Shareholders’ Agreement, which provides for, among other things, Board composition and governance matters, information rights, transfer restrictions, and customary investor consent rights.
In addition, in connection with the Series A Financing, the Company has reserved 7,687,500 common shares for issuance to its directors, employees, workers and consultants pursuant to a share incentive plan. As of June 30, 2026, no shares have been issued under this plan.